                                 ABN AMRO FUNDS
                       SUPPLEMENT DATED JANUARY 6, 2004 TO

                       STATEMENT OF ADDITIONAL INFORMATION
                     MARCH 1, 2003, AS AMENDED JUNE 30, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

           The Board of Trustees of ABN AMRO Funds approved the removal of the non-fundamental investment restriction in non-negotiable time deposits for ABN AMRO INVESTOR MONEY MARKET FUND. Therefore, the last sentence of the first paragraph under "Money Market Instruments" on page 15 of the SAI is deleted in its entirety.

         The following replaces information about Stuart Bilton found on page 36 under the "Trustees and Officers of the Trust" section of the SAI:

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                                TERM OF                                                 NUMBER OF
                               OFFICE(1)                                              PORTFOLIOS IN
                              AND LENGTH                                              FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        OF TIME         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS HELD BY
  POSITION(S) WITH TRUST        SERVED                 PAST FIVE YEARS                  DIRECTOR                 DIRECTOR
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                                                        INTERESTED TRUSTEES(3)
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
  Stuart D. Bilton, CFA          9 years      Chairman of ABN AMRO Asset                    28           Director, Baldwin & Lyons,
  c/o 161 North Clark Street                  Management Holdings, Inc.;                                 Inc.; The UICI Companies;
  Chicago, IL  60601                          President and Chief Executive                              Veredus Asset Management
  Age:  57                                    Officer of ABN AMRO Asset                                  LLC; TAMRO Capital
  Chairman, Board of                          Management Holdings, Inc. from                             Partners LLC.
  Trustees                                    2001-2003; President of Alleghany
                                              Asset Management, Inc. from
                                              1996-2001 (purchased by ABN AMRO in
                                              February 2001).
------------------------------------------------------------------------------------------------------------------------------------

(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers. Mr. Mutz is considered an "interested person" as determined by the Board of Trustees because of his position as director of an unaffiliated company which Mr. Bilton, an interested Trustee of the Trust, is also a director and serves on the audit, compensation and nominating committee.

          The following supplements information found on page 59 under the "The Sub-Advisers" section of the SAI:

          On September 30, 2003, ABN AMRO Asset Management, Inc. ("AAAM Inc."), on behalf of ABN AMRO Mid Cap Fund (the "Fund"), terminated the sub-investment advisory agreement with Talon Asset Management, Inc. and, on October 1, 2003, entered into an interim sub-investment advisory agreement with Optimum Investment Advisers, LP ("Optimum"), subject to shareholder approval. On December 22, 2003, the shareholders of the Fund approved, and AAAM Inc. entered into, a sub-investment advisory agreement with Optimum. Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, IL 60606.

         For services provided and expenses incurred pursuant to the sub-investment advisory agreement, Optimum is entitled to receive a fee from AAAM Inc. equal to 0.30 of 1% per annum on the first $100 million of the Fund's average daily net assets; 0.25 of 1% per annum on the next $300 million of the Fund's average daily net assets; and 0.20 of 1% per annum on the Fund's average daily net assets over $400 million. The fee shall be payable monthly in arrears.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com


                                                                  SAI SUP 010604